                                                   |  96-024962
                                                   |  FILED
                                                   |  SACRAMENTO, CALIF.
                                                   |  JAN 19 1996
                                                   |
                                                   |  /s/ Bill Jones
                                                   |  BILL JONES
                                                   |  SECRETARY OF STATE
                                                   |
                                                   |
                                                   | DO NOT WRITE IN THIS SPACE
                                                   -----------------------------


(SEAL)                     STATE OF CALIFORNIA
                                Bill Jones           P.O. Box 94423C
                            Secretary of State       Sacramento, CA 94244 0230
                                                     Phone (916) 657-3537

                STATEMENT BY DOMESTIC STOCK CORPORATION
  THIS STATEMENT MUST BE FILED WITH CALIFORNIA SECRETARY OF STATE (SEC. 1502, CORPORATIONS CODE)
- ------------------------------------------------------------------------------
         A $     FILING FEE MUST ACCOMPANY THIS STATEMENT.
- ------------------------------------------------------------------------------
  WHEN COMPLETING FORM, PLEASE USE BLACK TYPEWRITER RIBBON OR BLACK INK
- ------------------------------------------------------------------------------
          IMPORTANT--Please Read Instructions On Back Of Form
- ------------------------------------------------------------------------------
DO NOT ALTER PREPRINTED NAME. IF ITEM NO. 1 IS BLANK, PLEASE ENTER CORPORATE
NAME.

1.
             C1576774   DUE DATE 01-31-96  29862S
         PAGE PACKAGING CORPORATION
         1950 MARINA BLVD.
         SAN LEANDRO, CA  94577

* IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION ON FILE--
PROCEED TO LINE 16.
- -------------------------------------------------------------------------------
  THE CALIFORNIA CORPORATION NAMED HEREIN, MAKES THE FOLLOWING STATEMENT
- -------------------------------------------------------------------------------
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                 ROOM NO.
   115 Stevens Avenue

2A. CITY AND STATE                                      2B. ZIP CODE
   Valhalla, New York                                       10595

3. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA    ROOM NO.
   1950 Marina Blvd.

3A. CITY                                                3B. ZIP CODE
   San Leandro, CA                                          94577

4. MAILING ADDRESS                                              ROOM NO.
   1950 Marina Blvd.

4A. CITY AND STATE                                      4B. ZIP CODE
   San Leandro, CA                                          94577
- ------------------------------------------------------------------------------
THE NAMES OF THE FOLLOWING OFFICERS ARE:
Must have these three officers (Sec. 312, Corporations Code). An officer may hold more than one office.
- ------------------------------------------------------------------------------
5. CHIEF EXECUTIVE OFFICER              5A. STREET ADDRESS (DO NOT USE P.O. BOX)
  Chris Mehiel                             115 Stevens Avenue
5B. CITY AND STATE                      5C. ZIP CODE
  Valhalla, New York                       10595
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6. SECRETARY                            6A. STREET ADDRESS (DO NOT USE P.O. BOX)
  Elizabeth H. Lally                       115 Stevens Avenue
6B. CITY AND STATE                      6C. ZIP CODE
  Valhalla, New York                       10595

- -------------------------------------------------------------------------------
7. CHIEF FINANCIAL OFFICER              7A. STREET ADDRESS (DO NOT USE P.O. BOX)
  Dennis Mehiel                            115 Stevens Avenue
7B. CITY AND STATE                      7C. ZIP CODE
  Valhalla, New York                       10595
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INCUMBENT DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS
Officers may also be directors. Must have one or more directors (Chap. 3,
Sec. 301a, Corporations Code). Statements not listing directors will be rejected.
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8. NAME                                 8A. STREET ADDRESS (DO NOT USE P.O. BOX)
  DENNIS MEHIEL                            115 STEVENS AVENUE
8B. CITY AND STATE                      8C. ZIP CODE
  VALHALLA, NEW YORK                       10595
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9. NAME                                 9A. STREET ADDRESS (DO NOT USE P.O. BOX)
    N/A
9B. CITY AND STATE                      9C. ZIP CODE

- -------------------------------------------------------------------------------
10. NAME                              10A. STREET ADDRESS (DO NOT USE P.O. BOX)
    N/A
10B. CITY AND STATE                   10C. ZIP CODE

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11. THE NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY:_________________
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DESIGNATED AGENT FOR SERVICE OF PROCESS (Only one agent may be named and must reside in California.)
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12. NAME
   Peter Mehiel
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13. CALIFORNIA STREET ADDRESS IF AGENT IS AN INDIVIDUAL (DO NOT USE P.O. BOX)
DO NOT INCLUDE ADDRESS IF AGENT IS A CORPORATION.
   1950 Marina Blvd., San Leandro, California 94577
- -------------------------------------------------------------------------------
14. DESCRIBE TYPE OF BUSINESS OF THE CORPORATION NAMED IN ITEM 1.
   Manufacture of corrugated packaging
- -------------------------------------------------------------------------------
15. I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST OF MY
KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE.
  Chris Mehiel          /s/ Chris Mehiel        Executive V.P.     12/21/95
- ---------------       --------------------     ----------------    --------
TYPE OR PRINT NAME         SIGNATURE                TITLE            DATE
OF SIGNING OFFICER
OR AGENT
- -------------------------------------------------------------------------------
*16. I DECLARE THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED IN THE
LAST STATEMENT OF THE CORPORATION WHICH IS ON FILE IN THE SECRETARY OF STATE'S OFFICE. DOES NOT APPLY ON INITIAL FILING.
        --------------------------------

/ /      Chris Mehiel       /s/ Chris Mehiel       Executive V.P.    12/21/95
(CHECK  ---------------     --------------------  ----------------   --------
HERE)   TYPE OR PRINT NAME     SIGNATURE               TITLE           DATE
        OF SIGNING OFFICER
        OR AGENT

                            ARTICLES OF INCORPORATION

                                       OF

                           PAGE PACKAGING CORPORATION


                                        I

          The name of this corporation is Page Packaging Corporation.

                                       II

          The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

          The name in the State of California of this corporation's initial agent for service of process is C T Corporation System.

                                       IV

          This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 100,000 shares of common stock having a par value of one cent per share.

          DATED this 7 day of January, 1987



                                 /s/ David L. Page
                              ----------------------------
                                 David L. Page


          I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                 /s/ David L. Page
                              ----------------------------
                                 David L. Page

                            CERTIFICATE OF OWNERSHIP


          DAVID L. PAGE and MARY KATHRYN PAGE certify that:

          1. They are the president and secretary, respectively, of PAGE PACKAGING CORPORATION, a California corporation.

          2. This corporation owns all the outstanding shares of PACKAGING TRANSPORT, INC., a California corporation.

          3. The board of directors of this corporation duly adopted the following resolution:

          RESOLVED, that this corporation merge PACKAGING TRANSPORT, INC., its wholly owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the Corporations Code.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

          DATE:     2-1       , 1991
               ---------------

                                      /s/ David L. Page
                                   ---------------------------
                                   David L. Page, President


                                      /s/ Mary Kathryn Page
                                   ----------------------------
                                   Mary Kathryn Page, Secretary